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                                                                  EXHIBIT 10.133


                                 LEASE AMENDMENT

That certain OFFICE BUILDING LEASE dated June 23, 1988 and Amended on December 22, 1988, September 27, 1989, September 24, 1990, July 7, 1992, May 12, 1993,
June 5, 1995, April 30, 1996, May 19, 1997, September 5, 1997, May 14, 1998 and
May 14, 1998 and May 31, 2000 by and between LAGUNA NIGUEL OFFICE CENTER, a California Limited Partnership, as Landlord, and OPTIMUMCARE CORPORATION, a Delaware Corporation, as Tenant, is hereby amended as follows:

     (1) Lease shall be extended for a period of one (1) year. The new lease expiration date shall be June 30, 2002.

     (2) Rental rate shall increase to $2175.00 per month effective July 1, 2001.

     (3) All other terms and conditions of the original lease shall remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of April 23, 2001.


LAGUNA NIGUEL OFFICE CENTER                     OPTIMUMCARE CORPORATION
a California Limited Partnership                a Delaware Corporation


By: /s/ CARL J. GREENWOOD                       By: /s/ EDWARD JOHNSON
    --------------------------------------          ----------------------------
        Carl J. Greenwood, General Partner              Edward Johnson, Chairman
                                                        & CEO

        (Landlord)                                      (Tenant)